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                                                                    EXHIBIT 10.3


                              EXTENSION OF TERM OF
                 PLAINS EXPLORATION & PRODUCTION COMPANY, L.P.
                         TRANSITION SERVICES AGREEMENT

     This Extension of Term of Plains Exploration & Production Company, L.P. Transition Services Agreement (this "Extension"), is entered into by Plains Resources Inc., a Delaware corporation ("Plains"), and Plains Exploration & Production Company, a Delaware corporation (f/k/a Plains Exploration & Production Company, L.P., a California limited partnership, and Plains Exploration & Production Company, L.P., a Delaware limited partnership) ("Plains Exploration" and along with Plains, the "Parties"), as of December 18, 2002. Undefined capitalized terms are defined in the Agreement (defined below).

     WHEREAS, the Parties entered into the Plains Exploration & Production Company, L.P. Transition Services Agreement dated as of July 3, 2002 (the "Agreement").

     WHEREAS, the Parties anticipate that certain employees of Plains will continue to provide Plains Services to Plains Exploration following the Distribution Date.

     NOW THEREFORE, in consideration of the premises, and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, it is hereby agreed that:

     1. Term. The term of the Agreement is hereby renewed and extended for a period of 180 days after the Distribution Date.

     2. Effect on the Agreement. All other terms and conditions of the Agreement shall remain in full force and effect.

     3. Governing Law. This Extension shall be governed by and construed and enforced in accordance with the laws of the State of Texas, without regard to conflicts of laws provisions.

     4. Counterparts. This Extension may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

                            [Signature Page Follows]

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     IN WITNESS WHEREOF, the parties have caused this Extension to be executed and delivered as of the date first above written.


                                         PLAINS RESOURCES INC.


                                         By: /s/ Timothy T. Stephens
                                            ---------------------------
                                         Name:  Timothy T. Stephens
                                         Title: Executive Vice President -
                                                Administration, Secretary and
                                                General Counsel


                                         PLAINS EXPLORATION &
                                         PRODUCTION COMPANY


                                         By: /s/ Timothy T. Stephens
                                            ---------------------------
                                         Name:  Timothy T. Stephens
                                         Title: Executive Vice President -
                                                Administration, Secretary and
                                                General Counsel